Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Orexigen Therapeutics, Inc. Debtor	Case No. 18-10518 (KG) Reporting Period: October 1, 2018 - October 31, 2018

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Schedule of Disbursements by Debtor Entity	MOR-la	X
Schedule of Debtor Bank Account Balances	MOR-lb	X
Schedule of Professional Fees and Expenses Paid	MOR-lc	X
Copies of bank statements				Certification Attached
Cash disbursements journals				Certification Attached
Bank reconciliation				Certification Attached
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes				Certification Attached
Copies of IRS Form 6123 or payment receipt				Certification Attached
Copies of tax returns filed during reporting period				Certification Attached
Summary of Unpaid Postpetition Debts
Summary of Unpaid Post Petition Accounts Payables	MOR-4	X
Accounts Receivable Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Thomas P. Lynch	30 NOV 2018
Signature of Authorized Individual*	Date

/s/ Thomas P. Lynch	Chief Administrative Officer & General Counsel
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Notes:

The last four digits of Debtor’s federal tax identification number are (8822). The Debtor’s mailing address for purposes of this chapter 11 case is 3344 North Torrey Pines Court, Suite 200, La Jolla, CA, 92037.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Orexigen Therapeutics, Inc. Debtor	Case No. 18-10518 (KG) Reporting Period: October 1, 2018 - October 31, 2018

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT

RECONCILIATIONS, CASH DISBURSEMENT JOURNALS AND

COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Thomas Lynch, Chief Administrative Officer & General Counsel, of Orexigen Therapeutics, Inc. (the “Debtor”) hereby certify the following:

1. Attached to MOR-1 is a listing of the Debtor’s bank accounts, by account number, and the opening and closing balances. These accounts are reconciled monthly in accordance with the Debtor’s ordinary course accounting practices and are available to the United States Trustee upon request.

2. Cash disbursement journals are maintained in accordance with the Debtor’s ordinary course accounting practices and are available to the United States Trustee upon request.

3. To the best of my knowledge and belief, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Thomas P. Lynch	30 NOV 2018
Thomas Lynch	Date
Chief Administrative Officer & General Counsel

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: October 1, 2018 - October 31, 2018

Notes to Monthly Operating Report

Debtor in Possession Financial Statements

The financial statements and supplemental information presented in this Monthly Operating Report (“MOR”) have been prepared using the Debtor’s books and records solely to comply with the monthly reporting requirements under the United States Bankruptcy Code and those of the United States Trustee for Region Three.

The financial statements and supplemental information presented herein are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtor’s good faith attempt to comply with the requirements of the United States Bankruptcy Code and those of the United States Trustee using the resources available. This information is limited in scope to the requirements of this report.

These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes, which could be material. Certain totals may not sum due to rounding.

All related tax implications are not currently reflected in the preliminary unaudited financial statements herein. The financial impact of potential tax and other adjustments on the accompanying preliminary unaudited financial statements cannot be determined at this time.

There may be adjustments to the opening balance sheet as of March 12, 2018 that will impact these accompanying preliminary unaudited financial statements. ASC 805 permits a one-year measurement period in which the opening balance sheet can be adjusted if additional information becomes available.

Liabilities Subject to Compromise

As a result of the commencement of the Debtor’s chapter 11 case, the payment of certain prepetition indebtedness of the Debtor is subject to compromise or other treatment under a plan of reorganization.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Debtor’s chapter 11 cases to be reported separately in the income statement as reorganization items. Reorganization items include expenses related to legal advisory and representation services, and other professional consulting and advisory services. Reorganization costs also include adjustment to record debt at the estimated amount of the claim and an estimate of the loss on sale of assets which is pending a valuation.

Litigation

The Debtor is subject to lawsuits and claims that arise out of its operations in the normal course of business.

Prior to the petition date, the Debtor was the defendant to various legal proceedings, described in detail in the most recent publicly filed financial statements, which are stayed during the course of the chapter 11 bankruptcy proceedings.

There are uncertainties inherent in any litigation and appeal and the Debtor cannot predict the outcome. At this time the Debtor is unable to estimate possible losses or ranges of losses that may result from such legal proceedings described in detail in the most recent publicly filed financial statements, and it has not accrued any amounts in connection with such legal proceedings in the financial statements herein, other than attorney’s fees accrued prior to the petition date.

Sale Transaction

On April 23, 2018, the Debtor entered into an asset purchase agreement with Nalpropion Pharmaceuticals, Inc. (the “Buyer”) for the sale of substantially all of its assets through section 363 of the Bankruptcy Code. This transaction was subsequently approved by the Bankruptcy Court on June 28, 2018. On July 27, 2018, the Debtor closed the sale and transferred substantially all of its assets to the Buyer. As part of the sale, the Debtor entered into a transition services agreement for the post-closing period through the effective date of a Plan of Liquidation. The Debtors are currently in discussions with their stakeholders to develop and file a Plan of Liquidation in the near term.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: October 1, 2018 - October 31, 2018

MOR—1

Consolidated Schedule of Cash Receipts and Disbursements (1)

For the Period: October 1, 2018 - October 31, 2018

(Unaudited)

$ USD ‘000s	October 1, 2018—October 31, 2018	Cumulative Since Filing
Beginning Cash Balance (Book)	$33,457	$21,372
Receipts
Operating Receipts	—	64,084
Miscellaneous Receipts	549	71,154

Total Receipts	549	135,238
Operating Disbursements
Payroll & Benefits / Contractors	(89)	(16,930)
Inventory	—	(4,409)
Manufacturing and Logistics	(1)	(205)
Gross to Net Disbursements	—	(36,451)
Marketing / Commercial Operations	(7)	(16,236)
Ordinary Course Professionals	(57)	(980)
Rent / Facilities / Equipment	—	(564)
Insurance	—	(364)
IT / Utilities	(5)	(376)
Regulatory and Compliance	—	(634)
Other G&A	(115)	(1,200)

Total Operating Disbursements	(273)	(78,349)
Operating Cash Flow	275	56,889
Reorganization Costs
DIP Loan Interest and Fees	—	(44,480)
US Trustee Fees	(250)	(621)
Restructuring Professional Fees	(4,371)	(9,897)

Total Reorganization Costs	(4,621)	(54,997)
Total Disbursements	$(4,895)	$(133,346)

Lender Professional Fees	(97)	(1,850)
Net Cash Flow	$(4,443)	$42
DIP Draw—Cash	—	7,600

Ending Cash Balance (Book)	$29,014	$29,014

Notes:

(1)	The Schedule of Cash Receipts and Disbursements is presented on a book basis.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: October 1, 2018 - October 31, 2018

MOR—1a

Schedule of Disbursements by Debtor Entity (1)

For the Period: October 1, 2018 - October 31, 2018

(Unaudited)

$ USD ‘000s Debtor	October 1, 2018—October 31, 2018	Cumulative Since Filing
Orexigen Therapeutics, Inc.	$4,992	$135,196

Total	$4,992	$135,196

Notes:

(1)	The Schedule of Disbursements is presented on a book basis.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: October 1, 2018 - October 31, 2018

MOR—1b

Schedule of Debtor Bank Account Balances (1)

For the Period: October 1, 2018 - October 31, 2018

(Unaudited)

$ USD ‘000s Debtor	Bank	Last Four Digits Account No.	Account Description	Beginning Balance 10/1/2018	Ending Balance 10/31/2018
Orexigen Therapeutics, Inc.	Silicon Valley Bank	6813	General checking	$—	$—
Orexigen Therapeutics, Inc.	Silicon Valley Bank	3036	Sweep account	33,542	29,148
Orexigen Therapeutics, Inc.	Silicon Valley Bank	7307	Utility adequate assurance(2)	10	10
Orexigen Therapeutics, Inc.	Silicon Valley Bank	5177	Collateral	100	100

Total Bank Account Balances				$33,652	$29,258

Notes:

(1)

The Consolidated Schedule of Cash Receipts and Disbursements (MOR-1) and Schedule of Disbursements by Debtor Entity (MOR-1a) represent book balances while MOR-1b represents bank balances. The balances differ primarily due to the bank’s delayed recording of intrabank activity between the general checking and sweep accounts.

(2)	The Utility account with Silicon Valley Bank was closed and the entire balance of $10,472 was transferred back to the General checking account. This transfer was completed on 11/12/2018.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: October 1, 2018 - October 31, 2018

MOR—1c

Schedule of Professional Fees and Expenses Paid

For the Period: October 1, 2018 - October 31, 2018

(Unaudited)

					Month Ended 10/31/18		Cumulative Since Filing
Payee	Category	Payor	Date	Period Covered	Fees	Expenses	Fees	Expenses
Retained Professionals
Hogan Lovells US LLP	Debtor Counsel	Orexigen Therapeutics, Inc.	10/26/2018	3/12/2018 - 8/31/2018	$281,357	$1,836	$2,189,780	$27,087
Morris, Nichols, Arsht & Tunnell LLP	Debtor Local Counsel	Orexigen Therapeutics, Inc.	10/26/2018	3/12/2018 - 8/31/2018	208,590	2,959	721,973	18,605
Ernst & Young, LLP	Debtor Financial Advisor	Orexigen Therapeutics, Inc.	10/26/2018	3/12/2018 - 8/31/2018	808,069	81,920	1,903,234	113,520
Perella Weinberg Partners	Debtor Investment Banker	Orexigen Therapeutics, Inc.	10/26/2018	3/12/2018 - 7/27/2018	2,694,597		3,411,713	3,600
Irell & Manella LLP	Committee Counsel	Orexigen Therapeutics, Inc.	10/31/2018	3/12/2018 - 7/31/2018	133,537	6,720	629,060	1,671
Berkeley Research Group LLC	Committee Financial Advisor	Orexigen Therapeutics, Inc.	9/14/2018	3/27/2018 - 5/31/2018			186,682	2,102
Elliott Greenleaf, P.C.	Committee Local Counsel	Orexigen Therapeutics, Inc.	10/31/2018	3/27/2018 - 7/31/2018	28,072	100	93,881	481
Kurtzman Carson Consultants LLC	Claims Agent	Orexigen Therapeutics, Inc.	9/6/2018	3/12/2018 - 6/30/2018			195,616	167,920
Landis Rath & Cobb LLP	Debtor Conflict Counsel	Orexigen Therapeutics, Inc.	10/31/2018	6/14/2018 - 8/31/2018	122,603	1,049	135,117	54
Other Restructuring Professionals
Wilmington Trust, National Association	DIP Administrative Agent	Orexigen Therapeutics, Inc.		3/12/2018 - 7/31/2018			$51,600	$—
Arnold & Porter Kaye Scholer LLP	DIP Administrative Agent Counsel	Orexigen Therapeutics, Inc.		3/12/2018 - 7/27/2018			131,889	1,034
Quinn Emanuel Urquhart & Sullivan, LLP	DIP Lenders Counsel	Orexigen Therapeutics, Inc.		3/12/2018 - 8/1/2018			753,286	12,140
Brown Rudnick LLP	DIP Lender Counsel	Orexigen Therapeutics, Inc.		2/15/2018 - 5/31/2018			147,048	1,497
Whiteford Taylor Preston	DIP Lenders Local Counsel	Orexigen Therapeutics, Inc.		3/12/2018 - 7/27/2018			203,253	2,141
U.S. Bank, N.A.	Indenture Trustee	Orexigen Therapeutics, Inc.	10/12/2018	3/1/2018 - 8/31/2018	97,206		575,234	3,040
Duane Morris	DIP Administrative Agent Secondary Counsel	Orexigen Therapeutics, Inc.		4/10/2018 - 7/27/2018			17,609	—

Total					$4,374,031	$94,584	$11,346,976	$354,892

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: October 1, 2018 - October 31, 2018

MOR—2

Statement of Operations

For the Period: October 1, 2018 - October 31, 2018

(Unaudited)

$ USD ‘000s	October 1, 2018—October 31, 2018	March 12—October 31, 2018
Net product sales(1)	$—	$28,050
Cost of product sales(1)	1	(6,367)
Operating expenses:
Research and development(1)	(30)	(2,793)
Selling, general and administrative(1)	(50)	(32,896)
Amortization expense of intangible assets	—	(2,987)

Total operating expenses	(80)	(38,676)

Loss from operations	(79)	(16,994)
Other income/(expense):
Interest income	54	815
Refundable tax credit(2)	—	—
Interest expense(1)	—	(63)

Total other income (expenses)	54	752

Net loss	(25)	(16,241)
Reorganization expenses(3)	(1,328)	(314,363)

Net gain/(loss)	$(1,353)	$(330,604)

Notes:

(1)	On July 27, 2018 the Debtor closed the sale and transferred substantially all of its assets to the Buyer. Activity in these accounts was the result of prior period accruals being trued up.
(2)

Refundable tax credit includes refundable alternative minimum tax as created by the Tax Cuts and Jobs Act. As the result of an audit, the income has been reclassed to 2017. The credit in September is offsetting the amount that was previously booked as income in 2018.

(3)

Reorganization expenses include the loss on sale of assets as well as the write up of the notes to the principle balance, the elimination of the debt discount and debt costs related to the 2013 debt. The loss on sale of assets is not final and pending the completion of a valuation of the non-debtor subsidiaries.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: October 1, 2018 - October 31, 2018

MOR—3

Balance Sheet

(Unaudited)

	Orexigen Therapeutics, Inc.
$ USD ‘000s	As of March 11, 2018	As of October 31, 2018
Assets
Current assets:
Cash and cash equivalents	$21,372	$29,014
Accounts receivable, net	19,203	—
Inventory	8,857	—
Prepaid expenses and other current assets	6,868	6,588
Intercompany receivable(1)	93,353	—

Total current assets	149,653	35,602
Non-current assets:
Property and equipment, net	543	—
Investment in Subsidiary(1)	19,000	—
Intangible assets	66,566	—
Other long-term assets	588	1,252
Restricted cash	100	110

Total assets	$236,450	$36,964

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable (2)	925	924
DIP loan	—	—
Accrued expenses	3,921	3,252

Total current liabilities:	4,846	4,175

Total liabilities not subject to compromise	4,846	4,175
Total liabilities subject to compromise	110,381	243,143
Series Z preferred stock	3,343	—
Stockholders’ equity (deficit)	117,880	(210,355)

Total liabilities and stockholders’ equity (deficit)	$236,450	$36,964

Notes:

(1)	Investment in Subsidiary $19m reclassed from Intercompany Receivable at March 11, 2018 to properly align for reporting.
(2)	Accounts payable excludes all liabilities assumed by the purchaser under the terms of the Asset Purchase Agreement.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: October 1, 2018 - October 31, 2018

MOR—4

Summary of Unpaid Post Petition Accounts Payables

As of October 31, 2018

(Unaudited)

$ USD ‘000s
	Number of Days Past Due
Post Petition Accounts Payable Aging	Current	0-30	31-60	61-90	Over 90	Total
Post-Petition Accounts Payable (1)	$339	$585	$—	$—	$—	$924

	$339	$585	$—	$—	$—	$924

Notes:

(1)	The above figures represent post petition trade payables recorded in the Debtors’ subledger.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: October 1, 2018 - October 31, 2018

MOR—5

Accounts Receivable Aging

As of October 31, 2018

(Unaudited)

$ USD ‘000s
Accounts Receivable Aging	Current	0-30 Days	31-60 Days	61-90 Days	91 Days +	Total
Accounts Receivable, net	$—	$—	$—	$—	$—	$—

	$—	$—	$—	$—	$—	$—

Debtor Questionnaire
Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

CERTIFICATE OF SERVICE

I, Tamara K. Mann, certify that I am not less than 18 years of age, and that service of the foregoing Monthly Operating Report for the Reporting Period October 1, 2018 – October 31, 2018, was caused to be made on November 30, 2018, in the manner indicated upon the party identified below.

VIA HAND DELIVERY

Attn: Timothy Fox, Esq.

Office of the United States Trustee

J. Caleb Boggs Federal Building

844 North King Street, Suite 2207

Wilmington, DE 19801

Dated: November 30, 2018	/s/ Tamara K. Mann
Tamara K. Mann (No. 5643)